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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           May 11, 2001
                                                  -----------------------------



                           Return Assured Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                          0-21679                 13-3896069
---------------------------      ------------------------      -------------
State or other jurisdiction      (Commission File Number)      (IRS Employer
    of incorporation or                                      Identification No.)
     organization)


       1901 Avenue of the Stars, Suite 1710, Los Angeles, California 90067
       -------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                  888-884-8809
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





         -------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)


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Item 5. Other Events

        On May 11, 2001, Return Assured Incorporated ("Return Assured") issued a press release announcing that Return Assured had signed a Letter Of Intent (the "LOI") with Internet Business's International, Inc. ("IBUI") to acquire IBUI through a reverse triangular merger that will result in the current shareholders of IBUI owning approximately 90% of the total outstanding shares of the combined companies on a fully diluted basis (the "Transaction"). Copies of the LOI and the press release are included as exhibits to this Form 8-K.

        Among other matters, the LOI provides that:

        o The Transaction will be effected by a mutually agreeable Merger Agreement to be negotiated between the parties;

        o IBUI shall assume 100% of Return Assured's current liabilities, not to exceed US$900,000, and 100% of Return Assured's fees and commissions in connection with the transaction;

        o The Merger Agreement and the performance of the obligations thereunder will be subject to customary conditions;

        o From the date of the LOI, Return Assured shall operate its business in the ordinary course and refrain from any extraordinary transactions;

        o The LOI may only be terminated or extended by the mutual written consent of the parties, and, if the terms and conditions of the LOI are not fulfilled and the Merger Agreement is not finalized and executed prior to June 4, 2001 or any extensions thereof, the LOI shall automatically expire;

        o Each party will make certain information available to the other party for due diligence review and each party agrees to keep such information confidential;

        o Except for certain sections of the LOI, the LOI is not intended to be and does not constitute a binding agreement or commitment among the parties and shall only become binding when the Merger Agreement is executed and the transactions contemplated by the LOI are approved by each of the parties; and

        o The parties will issue a mutually agreed upon press release announcing the LOI.

        The description of the LOI set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the LOI, which is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference. The press release is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

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        Statements regarding completion, timing or effect of the Transaction, as well as any other statements that are not historical facts in this Form 8-K, are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the parties will not move from the nonbinding LOI to a binding definitive agreement or not be able to satisfy one or more of the closing conditions. Should one or more these risk or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the Transaction contemplated herein or at all.

Item 7.  Financial Statements and Exhibits

(a)     None.

(b)     Exhibits.

        10.1 Letter of Intent dated May 10, 2001 between Return Assured Incorporated and Internet Business's International, Inc.

        99.1   Press Release dated May 11, 2001

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RETURN ASSURED INCORPORATED

Date:  May 15, 2001                         By: /s/ MATTHEW SEBAL
                                            ------------------------
                                            Matthew Sebal, President

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                                  EXHIBIT INDEX

        10.1 Letter of Intent dated May 10, 2001 between Return Assured Incorporated and Internet Business's International, Inc.

        99.1   Press Release dated May 11, 2001